J.P. MORGAN MUNICIPAL BOND FUNDS

JPMorgan Michigan Municipal Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated May 2, 2014

to the Summary Prospectus dated July 1, 2013, as supplemented

At a meeting held February 12, 2014, the Board of Trustees of JPMorgan Trust II, on behalf of the JPMorgan Michigan Municipal Bond Fund (the “Acquired Fund”), and the Board of Trustees of JPMorgan Trust I, on behalf of the JPMorgan Intermediate Tax Free Bond Fund (the “Acquiring Fund”), approved the merger of the Acquired Fund into the Acquiring Fund. This fund merger was recommended by the Fund’s adviser, J.P. Morgan Investment Management, Inc. (“JPMIM”) and the Fund’s administrator, JPMorgan Funds Management, Inc. (“JPMFM”), in an effort to eliminate relatively small funds with limited opportunities for future growth and in order to take advantage of the potential operational and administrative efficiencies that may result. After determining that (1) participation in the merger is in the best interest of each affected Fund that the Board oversees and (2) the interests of such Fund’s existing shareholders would not be diluted as a result of the merger, each Board approved the merger transaction.

Each of the JPMorgan Arizona Municipal Bond Fund and the JPMorgan Ohio Municipal Bond Fund is also being proposed to merge into the Acquiring Fund. However, each of these mergers is independent of the merger of the Acquired Fund into the Acquiring Fund and such merger will not be contingent upon receipt of the other funds’ shareholders’ approval of their respective fund’s merger.

Both the estimated current gross and net expenses of the classes of the Acquiring Fund are lower than the corresponding classes of each Acquired Fund. The expense limitations on the share classes of the Acquiring Fund are lower than those on the share classes of the Acquired Funds. JPMIM, JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), the distributor for the Funds, have agreed to maintain the current expense limitations (which exclude acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) on the classes of the Acquiring Fund involved in the mergers until June 30, 2015. There is no guarantee such expense limitations will be continued after June 30, 2015. The expenses of the Acquiring Fund’s classes may be higher than disclosed if an expense limitation expires after June 30, 2015. Furthermore, the merger is intended to qualify as a tax-free reorganization for federal income tax purposes.

Completion of the mergers is subject to a number of conditions, including approval by the shareholders of each Acquired Fund. No merger is contingent upon the approval of any other merger. Shareholder approvals will be sought at a special meeting of shareholders. Each Board will be meeting on May 14, 2014 to consider a date for the special meeting of shareholders and related matters, and shareholders will be notified of the meeting date after it is set. If you own shares of an Acquired Fund as of the record date for the special meeting for shareholders, you will receive (i) a Prospectus/Proxy Statement describing in detail both the proposed merger and the Acquiring Fund, and summarizing the Board’s considerations in recommending that shareholders approve the reorganization and (ii) a proxy card and instructions on how to submit your vote.

In the case of each merger listed above, if the merger is approved by the shareholders of an Acquired Fund, each holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the corresponding class of shares of the Acquiring Fund, having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. New York time, on the closing day of the merger. Each of the mergers listed above, if approved by shareholders, is expected to close shortly after the date of the special meeting of shareholders, or on another date as the parties to the respective transaction shall agree.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-MMB-514